Q2 2023 RESULTS REVIEW July 28, 2023 Exhibit 99.2

Safe Harbor Statement and Disclosures All statements other than statements of historical fact contained in this presentation, including competitive strengths; business strategy; future financial position or operating results; budgets; projections with respect to revenue, income, earnings (or loss) per share, capital expenditures, dividends, liquidity, capital structure or other financial items; costs; and plans and objectives of management regarding operations and products, are forward-looking statements. Forward-looking statements also include statements regarding the future performance of CNH Industrial and its subsidiaries on a standalone basis. These statements may include terminology such as “may”, “will”, “expect”, “could”, “should”, “intend”, “estimate”, “anticipate”, “believe”, “outlook”, “continue”, “remain”, “on track”, “design”, “target”, “objective”, “goal”, “forecast”, “projection”, “prospects”, “plan”, or similar terminology. Forward-looking statements are not guarantees of future performance. Rather, they are based on current views and assumptions and involve known and unknown risks, uncertainties and other factors, many of which are outside our control and are difficult to predict. If any of these risks and uncertainties materialize (or they occur with a degree of severity that the Company is unable to predict) or other assumptions underlying any of the forward-looking statements prove to be incorrect, including any assumptions regarding strategic plans, the actual results or developments may differ materially from any future results or developments expressed or implied by the forward-looking statements. Factors, risks and uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statements include, among others: economic conditions in each of our markets, including the significant uncertainty caused by the war in the Ukraine; production and supply chain disruptions, including industry capacity constraints, material availability, and global logistics delays and constraints; the many interrelated factors that affect consumer confidence and worldwide demand for capital goods and capital goods-related products, changes in government policies regarding banking, monetary and fiscal policy; legislation, particularly pertaining to capital goods-related issues such as agriculture, the environment, debt relief and subsidy program policies, trade and commerce and infrastructure development; government policies on international trade and investment, including sanctions, import quotas, capital controls and tariffs; volatility in international trade caused by the imposition of tariffs, sanctions, embargoes, and trade wars; actions of competitors in the various industries in which we compete; development and use of new technologies and technological difficulties; the interpretation of, or adoption of new, compliance requirements with respect to engine emissions, safety or other aspects of our products; labor relations; interest rates and currency exchange rates; inflation and deflation; energy prices; prices for agricultural commodities and material price increases; housing starts and other construction activity; our ability to obtain financing or to refinance existing debt; price pressure on new and used equipment; the resolution of pending litigation and investigations on a wide range of topics, including dealer and supplier litigation, intellectual property rights disputes, product warranty and defective product claims, and emissions and/or fuel economy regulatory and contractual issues; security breaches, cybersecurity attacks, technology failures, and other disruptions to the information technology infrastructure of CNH Industrial and its suppliers and dealers; security breaches with respect to our products; our pension plans and other post-employment obligations; political and civil unrest; volatility and deterioration of capital and financial markets, including pandemics (such as the COVID-19 pandemic), terrorist attacks in Europe and elsewhere; our ability to realize the anticipated benefits from our business initiatives as part of our strategic plan; our failure to realize, or a delay in realizing, all of the anticipated benefits of our acquisitions, joint ventures, strategic alliances or divestitures and other similar risks and uncertainties, and our success in managing the risks involved in the foregoing. Reconciliations of non-GAAP measures to the most directly comparable GAAP measure are included in this presentation, which is available on our website at www.cnhindustrial.com. Forward-looking statements are based upon assumptions relating to the factors described in this presentation, which are sometimes based upon estimates and data received from third parties. Such estimates and data are often revised. Actual results may differ materially from the forward-looking statements as a result of a number of risks and uncertainties, many of which are outside CNH Industrial’s control. CNH Industrial expressly disclaims any intention or obligation to provide, update or revise any forward-looking statements in this presentation to reflect any change in expectations or any change in events, conditions or circumstances on which these forward-looking statements are based. Further information concerning CNH Industrial, including factors that potentially could materially affect CNH Industrial’s financial results, is included in CNH Industrial’s reports and filings with the U.S. Securities and Exchange Commission (“SEC”), the Autoriteit Financiële Markten (“AFM”) and Commissione Nazionale per le Società e la Borsa (“CONSOB”). All future written and oral forward-looking statements by CNH Industrial or persons acting on the behalf of CNH Industrial are expressly qualified in their entirety by the cautionary statements contained herein or referred to above.

Q2 2023 | MAIN ACHIEVEMENTS Record Q2 margins in both Agriculture and Construction Highest North America HHP tractor production levels since 2015 CNH Business System driving operational efficiencies

Q2 2023 | RESULTS (1) Non-GAAP measures (definition and reconciliation in appendix) Consolidated Revenues $6.6B +8% Adj. EBIT1 Industrial Activities $822M +26% Net Income $710M +29% Diluted EPS $0.52 +$0.12 Net Sales Industrial Activities $6.0B +6% +210 bps +22% +$0.09 Adj. EBIT%1 Industrial Activities 13.8% Adjusted Net Income1 $711M Adjusted Diluted EPS1 $0.52 YoY vs Q2 2022

Agriculture set new Gross and EBIT margin records Construction hit $1B+ quarterly net sales for the first time Order books opened for MY24; sustained tractor demand Continued growth in precision solutions adoption New Straddle Tractor range introduced Published 2022 Sustainability Report Q2 2023 | BUSINESS HIGHLIGHTS

CONSTRUCTION MOMENTUM Capitalizing on Sampierana product and technology integration North American market strength Leveraging distribution synergies with Ag Sales & Adj. EBIT Margin Trend (1) 2024E margin targets from Feb-22 CMD 5.5-6.5%1 Q2 2023 results review | 28-Jul-2023 … / / Net Sales Adj. EBIT Margin

STRATEGIC PRIORITIES CUSTOMER INSPIRED INNOVATION BRAND AND DEALER STRENGTH TECHNOLOGY LEADERSHIP OPERATIONAL EXCELLENCE SUSTAINABILITY STEWARDSHIP

operational excellence: CNH BUSINESS SYSTEM (CBS) Compass Room CBS employs Kaizen / Lean Toolsets and Root Cause Problem Solving Daily Management System prioritizes & solves site systemic problems Strategy Deployment drives innovative breakthrough change Margin expansion through operations excellence Revenue growth through innovation Daily Management System

Q2 2023 | FINANCIAL HIGHLIGHTS (1) Non-GAAP measure (definition and reconciliation in appendix); (2) At Constant Currency Net Sales Industrial Activities Free Cash Flow1 Industrial Activities Adjusted Diluted EPS1 Adjusted Net Income1 ($M) +6% +22% +$0.09 -4% Δ YoY +7% @CC2

Q2 2023 | AGRICULTURE (1) Gross Margin calculated as Gross Profit divided by Net Sales, as shown on slide 22; (2) At Constant Currency; (3) Non-GAAP measure (definition and reconciliation in appendix) Note: Numbers may not add due to rounding Net Sales ($M) Gross Margin1 Adjusted EBIT3 Q2 2022 Vol. & Mix Pricing, Net Prod. Cost SG&A R&D FX & Other Q2 2023 16.8% 14.0% +4% +360 bps +5% @CC2 Δ YoY

Q2 2023 | CONSTRUCTION (1) Gross Margin calculated as Gross Profit divided by Net Sales, as shown on slide 22; (2) At Constant Currency; (3) Non-GAAP measure (definition and reconciliation in appendix) Note: Numbers may not add due to rounding Net Sales ($M) Gross Margin1 Adjusted EBIT3 Q2 2022 Vol. & Mix Pricing, Net Prod. Cost SG&A R&D FX & Other Q2 2023 6.8% 3.8% Δ YoY +19% +220 bps +20% @CC2

Q2 retail originations $2.8B, +$0.4B YoY Managed portfolio $26.0B, +$4.9B YoY (+$4.5B @ CC3) Q2 2023 | FINANCIAL SERVICES (1) Return on Assets defined as: EBIT / average managed assets annualized; (2) Including unconsolidated JVs;(3) At constant currency ($M) Delinquencies on Book (>30 Days) Profitability Ratios Managed Portfolio2 & Retail Originations2 Net Income Portfolio at June 30, 2023 Retail Wholesale Operating Lease Gross Margin / Average Assets on Book RoA1

CAPITAL ALLOCATION PRIORITIES ORGANIC GROWTH Support future growth through operating cash flow reinvestments CREDIT RATING Maintain strong credit rating, supporting strategic captive finance business GROSS DEBT Reduce industrial debt through strong free cash flow SHAREHOLDER RETURNS Maintain a dedicated and consistent dividend and share buyback policy INORGANIC GROWTH Maintain option for disciplined and well-structured M&A

FY 2023 ESTIMATES | INDUSTRY UNIT PERFORMANCE VS. FY 2022 Note: Total Industry Volume % change FY 2023 vs. FY 2022 reflecting aggregate for key markets where Company competes. (1) Regional split definition in the slide “Geographic information” NORTH AMERICA1 EMEA1 SOUTH AMERICA1 APAC1 0-140 HP – Small Tractors (5%) – flat flat flat (5%) – flat 140+ HP – Large Tractors 10% – 15% Combines 5% – 10% flat (5%) – flat (5%) – flat Light flat – 5% (10%) – (5%) (5%) – flat (5%) – flat Heavy (5%) – flat (5%) – flat (20%) – (15%) (15%) – (10%)

FY 2023 GUIDANCE (1) Reflects full-year €/$ exchange rate average of 1.10 (2) Non-GAAP measure (definition in appendix) INDUSTRIAL ACTIVITIES INDUSTRIAL ACTIVITIES Previous Guidance Current Guidance Net Sales1 +8% to +11% vs. 2022 Reaffirmed SG&A up <5% vs. 2022 Reaffirmed Free Cash Flow2 $1.3B to $1.5B Reaffirmed R&D ~$1.6B Reaffirmed CapEx

Margin improvement programs yielding results North America row crop strength; global ag fundamentals solid Focus on retail execution Continued ramp-up of R&D investments Tech stack enhancements accelerate 2023 PRIORITIES & OUTLOOK

APPENDIX

Q2 2023 | UNIT PERFORMANCE VS. Q2 2022 NOTE: Total Industry Volume % change 2023 vs. 2022 reflecting aggregate for key markets where Company competes. (1) Regional split definition in the slide “Geographic information” NORTH AMERICA1 EMEA1 SOUTH AMERICA1 APAC1 0-140 HP – Small Tractors (8%) (6%) (4%) (4%) 140+ HP – Large Tractors 21% Combines 27% 32% (27%) (29%) Light 9% (1%) flat (11%) Heavy 4% 2% (25%) (15%) Total Industry Company TRACTORS COMBINES LIGHT Heavy Company Inventory Dealer Inventory Retail Production

Q2 2022 Q2 2023 Δ YoY H1 2022 H1 2023 Δ YoY U.S. GAAP Revenues 6,082 6,567 +8% 10,727 11,909 +11% Net Sales | Industrial Activities 5,613 5,954 +6% 9,793 10,730 +10% Net Income 552 710 +29% 888 1,196 +35% Diluted EPS - $ 0.40 0.52 +0.12 0.65 0.88 +0.23 Non – GAAP1 Net Sales | Industrial Activities @CC2 5,613 6,000 +7% 9,793 10,878 +11% Adjusted EBIT | Industrial Activities 654 822 +26% 1,083 1,377 +27% Adjusted EBIT Margin | Industrial Activities 11.7% 13.8% +210 bps 11.1% 12.8% +170 bps Adjusted Effective Tax Rate 25% 24% -1pp 26% 26% 0pp Adjusted Net Income 583 711 +22% 961 1,186 +23% Weighted average shares outstanding - diluted - million 1,360 1,355 (0.4%) 1,360 1,357 (0.2%) Adjusted Diluted EPS - $ 0.43 0.52 +0.09 0.70 0.87 +0.17 Free Cash Flow | Industrial Activities 404 386 (18) (655) (287) +368 Q2 / H1 2023 | Financial Summary (1) Non-GAAP measures: definitions in slide “Non-GAAP Financial Measures”; reconciliations in “Reconciliations” section (2) @CC means at constant currency Note: Numbers may not add due to rounding ($M)

Q2 2023 | Industrial activities net sales (1) Net Sales | Excluding Other Activities, Unallocated Items and Adjustment & Eliminations (2) Δ YoY @CC means at constant currency Note: Numbers may not add due to rounding Agriculture Construction Industrial Activities1 $4,890M $1,064M $5,954M +4% YoY +5% @CC2 +19% YoY +20% @CC2 +6% YoY +7% @CC2 By Region as reported By Region as reported By Region as reported 38% 34% 18% 10% 55% 22% 16% 7% 41% 32% 17% 9% 37% 33% 20% 10% 46% 26% 20% 8% 39% 32% 20% 10% By Product as reported By Product as reported By Segment as reported 52% 25% 23% 35% 63% 2% 82% 18% 51% 25% 24% 38% 60% 2% 84% 16% Q2 2022 Q2 2023 Q2 2023 mix Q2 2022 mix Q2 2023 mix Q2 2022 mix

H1 2023 | Industrial activities net sales (1) Net Sales | Excluding Other Activities, Unallocated Items and Adjustment & Eliminations (2) Δ YoY @CC means at constant currency Note: Numbers may not add due to rounding Agriculture Construction Industrial Activities1 $8,817M $1,913M $10,730M +9% YoY +11% @CC2 +13% YoY +14% @CC2 +10% YoY +11% @CC2 By Region as reported By Region as reported By Region as reported 38% 34% 18% 10% 55% 24% 14% 7% 41% 33% 17% 9% 36% 34% 20% 10% 48% 26% 18% 8% 38% 33% 20% 9% By Product as reported By Product as reported By Segment as reported 53% 24% 23% 35% 63% 2% 82% 18% 53% 23% 24% 38% 60% 2% 83% 17% H1 2022 H1 2023 H1 2023 mix H1 2022 mix H1 2023 mix H1 2022 mix

Q2 2023 | Financials by segment (1) Non-GAAP measure: definition in slide “Non-GAAP Financial Measures”; reconciliation in “Reconciliations” section Note: Numbers may not add due to rounding Revenues & Net Sales Gross Profit Gross Margin Adj. EBIT1 Adj. EBIT Margin1 Q2 22 Q2 23 Q2 22 Q2 23 Q2 22 Q2 23 Q2 22 Q2 23 Q2 22 Q2 23 Agriculture 4,722 4,890 1,105 1,321 23.4% 27.0% 663 821 14.0% 16.8% Construction 891 1,064 123 170 13.8% 16.0% 34 72 3.8% 6.8% Elimination & Other - - 7 - - - (43) (71) - - Industrial Activities 5,613 5,954 1,235 1,491 22.0% 25.0% 654 822 11.7% 13.8% Financial Services 471 603 Elimination & Other (2) 10 CNH Industrial 6,082 6,567 ($M)

Q2 2022 Q2 2023 H1 2022 H1 2023 Investments in property, plant and equipment, and intangible assets 84 131 137 221 Breakdown by Category         New Product & Technology 28% 34% 28% 39% Maintenance & Other 48% 58% 48% 52% Industrial Capacity Expansion & LT Investments 24% 8% 24% 9% Breakdown by Segment         Agriculture 87% 85% 87% 87% Construction 13% 15% 13% 13%           Research and Development 212 269 396 500           Total spending (CapEx + R&D) in new products 159 217 294 401 Breakdown by Trend         Digital 36% 36% 35% 38% Electric Vehicles and CNG-LNG 10% 12% 7% 11% Other New Program 54% 52% 58% 51% ($M) Q2 / H1 2023 | capex and r&d Note: Numbers may not add due to rounding

($B) Outstanding June 30, 2023 2023 2024 2025 2026 2027 Beyond 3.4 Bank Debt 1.1 0.9 0.4 0.2 0.2 0.5 10.9 Capital Market 1.6 2.6 2.5 1.7 1.2 1.3 0.1 Other Debt 0.1 0.0 0.0 0.0 0.0 0.0 14.4 Cash Portion of (Debt) Maturities 2.8 3.5 2.9 1.9 1.4 1.9 of which Industrial Activities 0.6 0.9 0.8 0.5 1.1 0.7 of which Financial Services 2.2 2.7 2.0 1.4 0.3 1.2 3.9 Cash & Cash Equivalents 0.7 of which restricted cash 0.3 Other current financial assets 0.1 Net Receivables / (Payables) with Iveco Group 5.0 Undrawn Committed credit lines 9.4 Total Available Liquidity Debt maturity schedule | breakdown Note: Numbers may not add due to rounding

RECONCILIATIONS

RECONCILIATION OF NET INCOME TO ADJ. EBIT OF INDUSTRIAL ACTIVITIES

($M)	Q2 2022	Q2 2023	H1 2022	H1 2023
Net Income	**552**	**710**	**888**	**1,196**
Less: Consolidated income tax expense	(228)	(192)	(387)	(365)
Consolidated income before taxes	**780**	**902**	**1,275**	**1,561**
Less: Financial Services				
Financial Services Net Income	95	94	177	172
Financial Services Income Taxes	38	26	74	55
Add back of the following Industrial Activities items:				
Interest expense of Industrial Activities, net of Interest income and eliminations	35	22	70	26
Foreign exchange (gains) losses, net of Industrial Activities	(13)	-	-	6
Finance and non-service component of Pension and other post-employment benefit costs of Industrial Activities(1)	(40)	(1)	(77)	(2)
Adjustments for the following Industrial Activities items:				
Restructuring expenses	6	2	8	3
Other discrete items(2)	19	17	58	10
Total Adjusted EBIT of Industrial Activities	**654**	**822**	**1,083**	**1,377**

(1) In the three and six months ended June 30, 2023 and 2022, this item includes the pre-tax gain of $6M and $12M as a result of the amortization over the 4 years of the $101M positive impact from the 2021 modifications of a healthcare plan in the U.S. In the three and six months ended June 30, 2022, this item includes the pre-tax gain of $30M and $60M as a result of the 2018 modification of a healthcare plan in the U.S.

(2) In the three months ended June 30, 2023, this item included a loss of $17M related to the sale of our CNH Industrial Russia. In the six months ended June 30, 2023, this item included a gain of $13M in relation to the fair value remeasurement of Augmenta and Bennamann, offset by a $23M loss on the sale of our CNH Industrial Russia and CNH Capital Russia businesses. In the three and six months ended June 30, 2022, this item includes $3M and $6M of separation costs incurred in connection with our spin-off of the Iveco Group Business and $16M and $8M of loss from the activity of the two Raven businesses held for sale, including the loss on the sale of the Engineered Films Division. In the six month ended June 30, 2022, this item also included $44M of asset write-downs.

26 Q2 2023 results review | 28-Jul-2023

CNH INDUSTRIAL

Q2 2022 Q2 2023 H1 2022 H1 2023 Net cash provided by (used in) Operating Activities (271) (139) (1,158) (840) Cash flows from Operating Activities of Financial Services net of eliminations 773 732 677 890 Change in derivatives hedging debt of Industrial Activities and other (11) (3) (29) 4 Investments in assets sold under operating lease assets of Industrial Activities (4) (5) (6) (9) Investments in property, plant & equipment, and intangible assets of Ind. Act. (84) (131) (137) (221) Other changes(1) 1 (68) (2) (111) Free cash flow of Industrial Activities 404 386 (655) (287) Reconciliation of Net cash provided by (used in) Operating Activities to Free cash flow of Ind. Activities under U.S. GAAP (1) This item primarily includes change in intersegment financial receivables and capital increases in intersegment investments ($M)

Q2 2022 Q2 2023 H1 2022 H1 2023 Net income (loss) 552 710 888 1,196 Adjustments impacting Income (loss) before income tax (expense) benefit and equity in income of unconsolidated subsidiaries and affiliates (a) (12) 13 9 1 Adjustments impacting Income tax (expense) benefit (b) 43 (12) 64 (11) Adjusted net income (loss) 583 711 961 1,186 Adjusted net income (loss) attributable to CNH Industrial N.V. 579 707 954 1,178 Weighted average shares outstanding – diluted (million) 1,360 1,355 1,360 1,357 Adjusted diluted EPS ($) 0.43 0.52 0.70 0.87 Income (loss) from continuing operations before income tax (expense) benefit and equity in income of unconsolidated subsidiaries and affiliates 753 838 1,227 1,464 Adjustments impacting Income (loss) before income tax (expense) benefit and equity in income of unconsolidated subsidiaries and affiliates (a) (12) 13 9 1 Adjusted income (loss) from continuing operations before income tax (expense) benefit and equity in income of unconsolidated subsidiaries and affiliates (A) 741 851 1,236 1,465 Income tax (expense) benefit  (228) (192) (387) (365) Adjustments impacting Income tax (expense) benefit (b) 43 (12) 64 (11) Adjusted income tax (expense) benefit (B) (185) (204) (323) (376) Adjusted Effective Tax Rate (Adjusted ETR) (C=B/A) 25% 24% 26% 26% ($M) Reconciliation of Adj. net income and Adj. income tax (expense) benefit to Net income (loss) and Income tax (expense) benefit and calculation of Adj. diluted EPS and Adj. ETR under U.S. GAAP (1/2)

RECONCILIATION OF ADJ. NET INCOME AND ADJ. INCOME TAX (EXPENSE) BENEFIT TO NET INCOME (LOSS) AND INCOME TAX (EXPENSE) BENEFIT AND CALCULATION OF ADJ. DILUTED EPS AND ADJ. ETR UNDER U.S. GAAP (2/2)

($M)	Q2 2022	Q2 2023	H1 2022	H1 2023
(a) Adjustments impacting Income (loss) before income tax (expense) benefit and equity in income of unconsolidated subsidiaries and affiliates				
Restructuring expenses	5	2	8	3
Pre-tax gain related to the 2018 modification of a healthcare plan in the U.S.	(30)	-	(60)	-
Pre-tax gain related to the 2021 modification of a healthcare plan in the U.S.	(6)	(6)	(12)	(12)
Asset write-down: Industrial Activities, Russia Operations	-	-	44	-
Asset write-down: Financial Services, Russia Operations	-	-	15	-
Loss on sale of Industrial Activities, Russia Operations	-	17	-	17
Loss on sale of Financial Services, Russia Operations	-	-	-	6
Spin related costs	3	-	6	-
Investment fair value adjustment	-	-	-	(13)
Activity of the Raven Segments held for sale, including loss on sale of the Aerostar and Engineered Films Division	16	-	8	-
Total	**(12)**	**13**	**9**	**1**
(b) Adjustments impacting Income tax (expense) benefit				
Tax effect of adjustments impacting Income (loss) before income tax (expense) benefit and equity in income of unconsolidated subsidiaries and affiliates(1)	39	(12)	61	(11)
Adjustment to valuation allowances on deferred tax assets	4	-	3	-
Total	**43**	**(12)**	**64**	**(11)**

(1) In the six months ended 30-Jun-22, this balance includes $12M of increase to the valuation allowances on historical deferred tax assets as a result of the suspension of operations in Russia

29 Q2 2023 results review | 28-Jul-2023

CNH INDUSTRIAL

The composition of our regions part of the geographic information is as follow: North America: United States, Canada, and Mexico; Europe, Middle East, and Africa (EMEA): member countries of the European Union, European Free Trade Association, the United Kingdom, Ukraine, Balkans, Russia, Turkey, Uzbekistan, Pakistan, the African continent, and the Middle East; South America: Central and South America, and the Caribbean Islands; and Asia Pacific (APAC): Continental Asia (including the Indian subcontinent), Indonesia and Oceania. Industry Data In this presentation, industry information is generally based on retail unit sales data in North America, on registrations of equipment in most of Europe, Brazil, and various Rest of the World markets, and on retail and shipment unit data collected by a central information bureau appointed by equipment manufacturers associations, including the Association of Equipment Manufacturers’ in North America, the Committee for European Construction Equipment in Europe, the ANFAVEA in Brazil, the Japan Construction Equipment Manufacturers Association, and the Korea Construction Equipment Manufacturers Association, as well as on other shipment data collected by an independent service bureau. Not all agricultural or construction equipment is registered, and registration data may thus underestimate, perhaps substantially, actual retail industry unit sales demand, particularly for local manufacturers in China, Southeast Asia, Eastern Europe, Russia, Turkey, Brazil, and any country where local shipments are not reported. In addition, there may be a period of time between the shipment, delivery, sale and/or registration of a unit, which must be estimated, in making any adjustments to the shipment, delivery, sale, or registration data to determine our estimates of retail unit data in any period. Geographic information

CNH Industrial monitors its operations through the use of several non-GAAP financial measures. CNH Industrial’s management believes that these non-GAAP financial measures provide useful and relevant information regarding its operating results and enhance the readers’ ability to assess CNH Industrial’s financial performance and financial position. Management uses these non-GAAP measures to identify operational trends, as well as make decisions regarding future spending, resource allocations and other operational decisions as they provide additional transparency with respect to our core operations. These non-GAAP financial measures have no standardized meaning under U.S. GAAP and are unlikely to be comparable to other similarly titled measures used by other companies and are not intended to be substitutes for measures of financial performance and financial position as prepared in accordance with U.S. GAAP. CNH Industrial’s non-GAAP financial measures used in this presentation are defined as follows: Adjusted EBIT of Industrial Activities is defined as net income (loss) before income taxes, Financial Services’ results, Industrial Activities’ interest expenses, net, foreign exchange gains/losses, finance and non-service component of pension and other post-employment benefit costs, restructuring expenses, and certain non-recurring items. In particular, non-recurring items are specifically disclosed items that management considers rare or discrete events that are infrequent in nature and not reflective of on-going operational activities. Adjusted EBIT Margin of Industrial Activities is computed by dividing Adjusted EBIT of Industrial Activities by Net Sales of Industrial Activities. Adjusted Net Income (Loss) is defined as net income (loss), less restructuring charges and non-recurring items, after tax. Adjusted Diluted EPS is computed by dividing Adjusted Net Income (loss) attributable to CNH Industrial N.V. by a weighted-average number of common shares outstanding during the period that takes into consideration potential common shares outstanding deriving from the CNH Industrial share-based payment awards, when inclusion is not anti-dilutive. When we provide guidance for adjusted diluted EPS, we do not provide guidance on an earnings per share basis because the GAAP measure will include potentially significant items that have not yet occurred and are difficult to predict with reasonable certainty prior to year-end. Adjusted Income Tax is defined as income taxes less the tax effect of restructuring expenses and non-recurring items, and non-recurring tax charges or benefits. Adjusted Effective Tax Rate (Adjusted ETR) is computed by dividing a) adjusted income taxes by b) income (loss) before income taxes and equity in income of unconsolidated subsidiaries and affiliates, less restructuring expenses and non-recurring items. Adjusted Gross Profit Margin of Industrial Activities is computed by dividing Net sales less Cost of goods sold, as adjusted by non-recurring items, by Net sales. Free Cash Flow of Industrial Activities (or Industrial Free Cash Flow) refers to Industrial Activities only, and is computed as consolidated cash flow from operating activities less: cash flow from operating activities of Financial Services; investments of Industrial Activities in assets sold under buy-back commitments, assets under operating leases, property, plant and equipment and intangible assets; change in derivatives hedging debt of Industrial Activities; as well as other changes and intersegment eliminations. For forecasted information, the Company is unable to provide a reconciliation of this measure without unreasonable effort due to the uncertainty and inherent difficulty of predicting the occurrence, the financial impact, and the periods in which the adjustments may be recognized. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to future results. Change excl. FX or Constant Currency CNH Industrial discusses the fluctuations in revenues on a constant currency basis by applying the prior year average exchange rates to current year’s revenues expressed in local currency in order to eliminate the impact of foreign exchange rate fluctuations. Non-GAAP Financial Measures

INVESTOR RELATIONS CONTACTS investor.relations@cnhind.com Jason Omerza +1 (630) 740 8079 | jason.omerza@cnhind.com Federico Pavesi +39 (345) 605 6218 | federico.pavesi@cnhind.com CNH Industrial | Investors